                                                                  EXHIBIT 9.1(f)

                                AMENDMENT NO. 5
                           TO VOTING TRUST AGREEMENT


          Amendment No. 5 dated as of January 21, 1997 (the "Amendment"), to the Voting Trust Agreement, dated as of July 1, 1991, as amended (the "Voting Trust Agreement"), by and between Richard Young, Sharon Conroy and Vincent Young, as Trustee under the Agreement of Trust dated December 31, 1990, and Vincent Young and Richard Young, as trustees (the "Trustees").

          WHEREAS, Sharon Conroy desires to transfer 5,000 shares (the "Shares") of the Class B Common Stock, $.001 par value, of Young Broadcasting Inc., a Delaware corporation, deposited by her and held pursuant to the voting trust (the "Voting Trust") created by the Voting Trust Agreement; and

          WHEREAS, the Trustee desire to amend Exhibit A to the Voting Trust Agreement to reflect the removal of the Shares from the Voting Trust.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

          1. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Voting Trust Agreement.

          2. The Voting Trust Agreement is hereby amended by amending Exhibit A thereto to give the effect to the removal by Sharon Conroy of the Shares from the Voting Trust.

          3. A copy of Exhibit A, as so amended, is attached
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hereto and made a part hereof.

          4. Except as amended hereby, the Voting Trust Agreement shall remain in full force and effect. The Trustee shall give notice of this Amendment to the registered owners of Trust Certificates.

          IN WITNESS WHEREOF, the Trustees have executed this Amendment as of the date and year first above written.

                                 -----------------------------
                                 Vincent Young, as Trustee



                                 -----------------------------
                                 Richard Young, as Trustee



          The undersigned, being collectively the registered owners of Trust Certificates representing a majority of the aggregate number of shares represented by all outstanding Trust Certificates, hereby consent to the foregoing Amendment No. 5 to the Voting Trust Agreement as of the date first above written.

                                 -------------------------
                                 Vincent Young, as Trustee
                                 under the Agreement of
                                 Trust dated December 31,
                                 1990



                                 -------------------------
                                 Richard Young

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                                   Exhibit A
                                   ---------

Name of Stockholder                               Number of Shares
-------------------                               ----------------
Sharon Conroy                                             24,820
  Richard Young                                           30,792
Vincent Young, as Trustee under                            4,522
  the Agreement of Trust dated
  December 31, 1990 F/B/O Rachel Young
Vincent Young, as Trustee under                            4,522
  the Agreement of Trust dated
  December 31, 1990 F/B/O Kinley Young
Vincent Young, as Trustee under                            4,522
  the Agreement of Trust dated
  December 31, 1990 F/B/O Alexander Young
Vincent Young, as Trustee under                            4,522
  the Agreement of Trust dated
  December 31, 1990 F/B/O Tyler Young
Vincent Young, as Trustee under                           15,172
  the Agreement of Trust dated
  December 31, 1990 F/B/O Thomas T. Allan
Vincent Young, as Trustee under                           12,772
  the Agreement of Trust dated
  December 31, 1990 F/B/O Adam Allan
Vincent Young, as Trustee under                           15,172
  the Agreement of Trust dated
  December 31, 1990 F/B/O Scott I. Fulmer
Vincent Young, as Trustee under                            6,100
  the Agreement of Trust dated
  December 31, 1990 F/B/O Margaret Young
Vincent Young, as Trustee under                            7,100
  the Agreement of Trust dated
  December 31, 1990 F/B/O Kelly Young

                                                         130,016
                                                         =======

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